Putnam
Global Equity
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 18 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

 * For the six months ended April 30, 2005, Putnam Global Equity Fund's class A shares had a total return of 5.30% without sales charges.

 * The fund's benchmark, the MSCI World Index, returned 5.70%.

 * The average return for the fund's Lipper peer group, the Global Large-Cap Core Funds category, was 4.88%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund advanced along with global markets in general during the period. The fund's return at net asset value (NAV, without sales charges) slightly lagged that of its benchmark, the MSCI World Index, because we built an overweight to stocks in the health-care sector, where we saw compelling valuations. Although holdings in this sector had modest returns for this period, we believe they offer strong potential for the future. We are glad to report the fund's results at NAV slightly outperformed the average for its Lipper peer group. We attribute this to our stock selection and our emphasis on stocks with attractive valuations, which generally led global markets by a small amount during the period. Through its international holdings, the fund also had foreign currency exposure, which added modestly to returns. Early in the period, performance benefited when the dollar weakened against the euro and yen, meaning that holdings valued in these currencies gained in value when translated back into dollars. Later in the period, the dollar strengthened against the euro, reducing some of these gains.

------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
------------------------------------------------------
Class A
(inception 7/1/94)            NAV            POP
------------------------------------------------------
6 months                      5.30%          -0.25%
------------------------------------------------------
1 year                        9.11            3.43
------------------------------------------------------
5 years                     -18.95          -23.19
Annual average               -4.12           -5.14
------------------------------------------------------
10 years                    161.01          147.28
Annual average               10.07            9.48
------------------------------------------------------
Annual average
(life of fund)               10.14            9.60
------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of large and midsize companies worldwide. The fund targets stocks that offer a combination of growth potential and attractive valuations. It may be appropriate for investors seeking capital appreciation and willing to accept the risk of investing in markets outside the United States.


Market overview

Although stock markets in the United States and around the world moved forward during your fund's semiannual period, they also began to experience heightened levels of volatility. Most markets peaked in December, at the end of a rally that began when the U.S. presidential election in early November transpired without incident. In January, volatility began to increase, and global markets declined in March and April because of slower economic activity in the United States, Japan, and Germany. U.S. gross domestic product grew at a respectable annualized pace of 3.5% in the first quarter of 2005. Even as the U.S. economy decelerated, energy prices rose and signs of inflation mounted. The U.S. Federal Reserve Board continued raising interest rates in the period and began expressing greater concern about the outlook for inflation.

Markets with stronger stock performance than the United States included the United Kingdom, France, Switzerland, Canada, and Australia. Emerging markets, such as those in Latin America, Asia, and Eastern Europe, did well on a relative basis. China continued powering ahead with an economic growth rate of approximately 9% during the period. Development in China is supporting business growth in a variety of markets. China imports steel, electronics, and technology products from Japan, South Korea, and Taiwan, as well as energy and basic materials from Australia and Brazil, among others.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
MSCI World Index (global stocks)                                        5.70%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  8.71%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)         4.20%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)   0.65%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.98%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      0.87%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/05.
------------------------------------------------------------------------------


Strategy overview

Your fund's blend strategy is designed to target companies that we consider priced below their worth, based on our forecasts of future cash flows. In addition to this primary characteristic, we analyze other attributes of stocks using a combination of fundamental and quantitative techniques. For example, we use fundamental analysis to understand a company's competitive position and how its products and services will have an impact on future earnings. Our quantitative tools allow us to compare and rank companies based on criteria that influence stock performance. The most important of these quantitative criteria include a stock's valuation relative to its history and its competitors, its earnings quality, steady improvement in earnings, and the strength of its recent price trends. Stocks must look attractive to us for a variety of reasons in order to be considered for the portfolio.

Other elements of our strategy include our focus on large-capitalization stocks rather than on stocks of smaller companies, and the portfolio's broad sector and market diversification. Generally, the fund's weightings in business sectors and countries are similar to those of its benchmark index. When there is a significant overweight or underweight, it usually results from our individual stock selection decisions. For example, the portfolio currently has an overweight in health-care stocks because we consider several stocks in this sector considerably undervalued. Utilities stocks, on the other hand, are currently overvalued, in our view, so the portfolio is underweight in that sector. The portfolio's country weightings have been similar to those of the index during the period because no markets appeared to offer disproportionate rewards relative to risk.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                   as of 10/31/04      as of 4/30/05
United States         54.3%               55.5%
United Kingdom        10.3%                7.7%
Japan                  7.4%                7.6%
France                 4.2%                5.4%
Switzerland            2.2%                3.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

With rising energy prices boosting stock valuations throughout the energy sector, it is no surprise to find that several of your portfolio's top-performing stocks came from this sector. Petroleo Brasileiro, an oil company based in Brazil, outperformed the benchmark. This company is increasing its production at a rate of about 10% annually and yet it has one of the lowest valuations in the global energy sector, a combination of features that we believe give it strong upside potential.

Our fundamental research determined that within the energy sector, supplies of heavy, sour crude oil are tighter than those of light, sweet crude oil. This factor has helped the performance of Marathon Oil and prompted us to build a position in Valero Energy. Both companies refine heavy crude oil. Valero recently made a deal to acquire Premcor, Inc., and expand its refinery capacity. Two other holdings that performed well were Cooper Cameron and Pride International, which are engaged in deep-sea exploration for new oil reserves.

Although the health-care sector has experienced a number of setbacks in the past year, we have increased the fund's holdings there because valuations are attractive. In addition, health-care stocks tend to generate stable earnings, which we believe will likely enable them to attract investors as global economic growth decelerates. Large fund holdings from this sector include GlaxoSmithKline of the United Kingdom and Roche Holdings of Switzerland. In the United States, Johnson & Johnson has appreciated steadily in spite of industry weakness. Unlike many other U.S. pharmaceutical stocks, it faced no major patent expirations or regulatory issues.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 4/30/05]

TOP INDUSTRY WEIGHTINGS AS OF 4/30/05

Pharmaceuticals      9.0%

Oil and gas          8.6%

Banking              8.0%

Insurance            4.9%

Electronics          4.7%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


The technology sector lagged the overall market during the period, as technology spending has tapered off. In spite of this trend, our research indicates that many companies have posted a series of positive earnings surprises because they are managing their costs well. We have built significant positions in Cisco Systems, and Intel and maintained a position in Microsoft, all based in the United States, because they offer a combination of earnings growth and attractive valuations that we think can lead to future appreciation.

Holdings with disappointing results included MBNA, a large credit card company, which lost market share when it raised interest rates for customers in anticipation of rising market rates. We believe the stock will recover from this setback and that MBNA still has an attractive customer base of affluent consumers that gives it long-term pricing flexibility.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 4/30/05)

 1 Johnson & Johnson (3.4%)
   United States
   Pharmaceuticals

 2 ExxonMobil Corp. (2.9%)
   United States
   Oil and gas

 3 Vodafone Group PLC (2.5%)
   United Kingdom
   Telecommunications

 4 Microsoft Corp. (2.2%)
   United States
   Software

 5 Altria Group, Inc. (2.1%)
   United States
   Tobacco

 6 Royal Bank of Scotland Group PLC (1.8%)
   United Kingdom
   Banking

 7 Tyco International, Ltd. (1.7%)
   United States
   Conglomerates

 8 Roche Holding AG (1.7%)
   Switzerland
   Pharmaceuticals

 9 Amgen, Inc. (1.6%)
   United States
   Biotechnology

10 GlaxoSmithKline PLC (1.6%)
   United Kingdom
   Pharmaceuticals

Footnote reads:
The fund's holdings will change over time.


Another financial holding, Fannie Mae, faced a different set of problems. We built a position in this stock as we reduced the fund's position in Freddie Mac, which is also a mortgage company. However, both stocks struggled when Federal Reserve Board Chairman Alan Greenspan advocated that they should be regulated more strictly. We still believe this stock is likely to appreciate, though its fair value is now lower than we originally anticipated.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

It is worth noting that 2004 was an unusually stable year for global markets and that the more recent ups and downs better exemplify the long-term characteristics of capital markets. We believe that the volatility markets have experienced in recent months is likely to persist because the trends causing the volatility -- high energy prices and rising interest rates -- appear likely to continue. Both trends take a bite out of consumer spending and add to business costs, making it more difficult for companies to sustain the attractive profit margins they have earned in the recovery that began in 2003. Also, historically, rising short-term interest rates have restrained advances in the stock market. Still, it is important to note that most regions of the world have continued to enjoy an economic expansion, even after a year of higher energy prices. While short-term interest rates have risen in the United States, the United Kingdom, and Australia, they have remained low and steady in the European Union and Japan. Also, long-term interest rates have risen far less than short-term rates, which has helped to support the housing market and indicates that bond investors do not view inflation as a major risk. A moderate pace of job creation also suggests the U.S. expansion will likely proceed.

In Europe, there are bigger questions about the pace of growth. Germany's unemployment rate remains stuck above 10%, and other large economies, such as France and Italy, are sluggish as well. In Asia, we believe Japan's economy is likely to recover in the summer, but its downturn over the winter months was a bit deeper and more protracted than previously thought. The smaller markets of Asia continue to expand more rapidly.

Amid these conditions, we have reduced the portfolio's overweight positions in emerging markets (since the benchmark contains no emerging markets, any exposure to them that the fund may have constitutes an overweight). We still regard emerging-market stocks as undervalued, but historically, rising U.S. interest rates tend to cause volatility in these markets. We continue to favor large-capitalization stocks, which historically have held an advantage over smaller companies during periods of rising short-term rates. We believe our emphasis on stocks with attractive valuations can be helpful to results in a period of heightened market volatility.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader of the fund. Mark Bogar, Joshua Brooks, David Gerber, and Bradford Greenleaf are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Global Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Shigeki Makino      2005                                                                                *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                     *
-------------------------------------------------------------------------------------------------------------
Mark Bogar          2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                        *
-------------------------------------------------------------------------------------------------------------
Joshua Brooks       2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
David Gerber        2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                           *
-------------------------------------------------------------------------------------------------------------
Bradford Greenleaf  2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/04.



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,500,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Mark Bogar is also a Portfolio Member of Putnam Research Fund.

Joshua Brooks is also a Portfolio Leader of Putnam Capital Appreciation Fund and Putnam Research Fund, and a Portfolio Member of Putnam
Investors Fund.

Shigeki Makino, Mark Bogar, Joshua Brooks, David Gerber, and Bradford Greenleaf may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended April 30, 2005, Portfolio Member Bradford
Greenleaf joined and Portfolio Member Stephen Oler left your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.



------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005                                                     *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004                                                     *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005                                                     *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                2004      *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                           *
------------------------------------------------------------------------------------------------
President and CEO                  2004      *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005                           *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004                           *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                2004      *
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005               *
------------------------------------------------------------------------------------------------
General Counsel                    2004      *
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005      *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004                           *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (7/1/94)              (7/1/94)              (2/1/99)              (7/3/95)        (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                   5.30%     -0.25%      4.96%     -0.04%      4.97%      3.97%      5.09%      1.42%      5.29%
--------------------------------------------------------------------------------------------------------------------------
1 year                     9.11       3.43       8.33       3.33       8.32       7.32       8.58       4.81       8.81
--------------------------------------------------------------------------------------------------------------------------
5 years                  -18.95     -23.19     -21.88     -23.17     -21.83     -21.83     -20.85     -23.59     -19.89
Annual average            -4.12      -5.14      -4.82      -5.14      -4.81      -4.81      -4.57      -5.24      -4.34
--------------------------------------------------------------------------------------------------------------------------
10 years                 161.01     147.28     143.95     143.95     144.04     144.04     150.67     142.08     154.86
Annual average            10.07       9.48       9.33       9.33       9.33       9.33       9.63       9.24       9.81
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.14       9.60       9.42       9.42       9.41       9.41       9.69       9.33       9.88
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
------------------------------------------------------------------------------
                                           Lipper Global Large-
                           MSCI World      Cap Core Funds
                           Index           category average*
------------------------------------------------------------------------------
6 months                   5.70%           4.88%
------------------------------------------------------------------------------
1 year                    10.40            7.54
------------------------------------------------------------------------------
5 years                  -11.66          -18.33
Annual average            -2.45           -4.19
------------------------------------------------------------------------------
10 years                  94.39          102.44
Annual average             6.87            7.11
------------------------------------------------------------------------------
Annual average
(life of fund)             7.25            7.40
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/05, there were 65, 64, 40, and 15 funds, respectively, in this Lipper category.



---------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/05
---------------------------------------------------------------------------------------------------------
                                  Class A         Class B    Class C          Class M           Class R
---------------------------------------------------------------------------------------------------------
Distributions (number)                1               --         --               --                 1
---------------------------------------------------------------------------------------------------------
Income                             $0.020             --         --               --              $0.028
---------------------------------------------------------------------------------------------------------
Capital gains                         --              --         --               --                 --
---------------------------------------------------------------------------------------------------------
Total                              $0.020             --         --               --              $0.028
---------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------
10/31/04                      $7.73      $8.16      $7.06      $7.44      $7.47      $7.74        $7.71
---------------------------------------------------------------------------------------------------------
4/30/05                        8.12       8.57       7.41       7.81       7.85       8.11+        8.09
---------------------------------------------------------------------------------------------------------

+ Reflects a reduction in sales charges that took effect on April 1, 2005.




--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (7/1/94)              (7/1/94)              (2/1/99)              (7/3/95)        (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                  10.44%      4.63%     10.12%      5.12%     10.00%      9.00%     10.11%      6.19%     10.29%
--------------------------------------------------------------------------------------------------------------------------
1 year                     8.43       2.70       7.78       2.78       7.79       6.79       7.90       4.13       8.15
--------------------------------------------------------------------------------------------------------------------------
5 years                  -23.34     -27.35     -26.06     -27.29     -26.04     -26.04     -25.16     -27.77     -24.24
Annual average            -5.18      -6.19      -5.86      -6.17      -5.85      -5.85      -5.63      -6.30      -5.40
--------------------------------------------------------------------------------------------------------------------------
10 years                 174.63     160.24     156.91     156.91     156.59     156.59     163.32     154.10     168.04
Annual average            10.63      10.04       9.90       9.90       9.88       9.88      10.17       9.77      10.36
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.50       9.95       9.78       9.78       9.76       9.76      10.04       9.67      10.24
--------------------------------------------------------------------------------------------------------------------------



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



-------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
-------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------------
Expenses paid per $1,000*           $6.52     $10.32     $10.32      $9.05      $7.79
-------------------------------------------------------------------------------------
Ending value (after expenses)   $1,053.00  $1,049.60  $1,049.70  $1,050.90  $1,052.90
-------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 11/1/04  [DIV]  $1,000   x   per $1,000              =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $6.52 (see table above) =  $65.20
------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
-------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------------
Expenses paid per $1,000*           $6.41     $10.14     $10.14      $8.90      $7.65
-------------------------------------------------------------------------------------
Ending value (after expenses)   $1,018.45  $1,014.73  $1,014.73  $1,015.97  $1,017.21
-------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                  1.28%     2.03%     2.03%     1.78%     1.53%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+   1.57%     2.32%     2.32%     2.07%     1.82%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.

Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                             2004       2003      2002       2001       2000
------------------------------------------------------------------------------
Putnam Global Equity
Fund                         77%        82%       103%+      199%       209%
------------------------------------------------------------------------------
Lipper Global Large-Cap
Core Funds category average  94%       112%        88%        74%        79%
------------------------------------------------------------------------------

  Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compatibility of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

+ This fund changed its fiscal-year end from February 28 to October 31.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.59

Int'l stock
fund average           3.34

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.


They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2005 (Unaudited)

Common stocks (97.0%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------
       334,019 L-3 Communications Holdings, Inc.                    $23,705,328
       441,000 Lockheed Martin Corp.                                 26,878,950
                                                                 --------------
                                                                     50,584,278

Automotive (1.8%)
-------------------------------------------------------------------------------
       221,010 Hyundai Motor Co. (South Korea)                       11,948,284
        78,800 Hyundai Motor Co. GDR 144A (South
               Korea)                                                 2,094,708
       339,855 Renault SA (France)                                   28,553,320
                                                                 --------------
                                                                     42,596,312

Banking (8.0%)
-------------------------------------------------------------------------------
     1,091,434 Allied Irish Banks PLC (Ireland)                      22,238,422
       871,600 Commerce Bancorp, Inc. (S)                            24,396,084
       968,842 Credit Agricole SA (France)                           25,161,864
     1,326,338 Depfa Bank PLC (Ireland)                              20,492,201
       307,345 KBC Groupe SA (Belgium)                               24,395,236
     1,438,168 Royal Bank of Scotland Group PLC
               (United Kingdom)                                      43,448,127
        68,153 Royal Bank of Scotland Group PLC
               144A (United Kingdom)                                  2,058,950
     1,005,558 U.S. Bancorp                                          28,055,068
                                                                 --------------
                                                                    190,245,952

Beverage (0.6%)
-------------------------------------------------------------------------------
       474,845 Interbrew SA (Belgium)                                15,157,991

Biotechnology (1.6%)
-------------------------------------------------------------------------------
       674,400 Amgen, Inc. (NON)                                     39,256,824

Broadcasting (1.3%)
-------------------------------------------------------------------------------
       675,135 Gestevision Telecinco SA (Spain)                      15,487,717
     1,254,490 Mediaset SpA (Italy)                                  16,367,338
                                                                 --------------
                                                                     31,855,055

Chemicals (1.1%)
-------------------------------------------------------------------------------
       391,330 BASF AG (Germany)                                     25,377,664

Communications Equipment (1.3%)
-------------------------------------------------------------------------------
     1,785,100 Cisco Systems, Inc. (NON)                             30,846,528

Computers (1.9%)
-------------------------------------------------------------------------------
       530,700 Dell, Inc. (NON)                                      18,484,281
       373,800 Lexmark International, Inc. Class A
               (NON)                                                 25,960,410
                                                                 --------------
                                                                     44,444,691

Conglomerates (3.0%)
-------------------------------------------------------------------------------
       528,190 TUI AG (Germany)                                      12,763,070
     1,282,342 Tyco International, Ltd.                              40,150,128
       615,879 Vivendi Universal SA (France)(NON)                    18,353,515
                                                                 --------------
                                                                     71,266,713

Consumer Finance (3.9%)
-------------------------------------------------------------------------------
       838,400 Countrywide Financial Corp.                           30,341,696
       448,700 Credit Saison Co., Ltd. (Japan)                       15,355,891
     1,809,550 MBNA Corp. (S)                                        35,738,613
       736,300 Providian Financial Corp. (NON)                       12,274,121
                                                                 --------------
                                                                     93,710,321

Consumer Goods (1.1%)
-------------------------------------------------------------------------------
       803,915 Reckitt Benckiser PLC (United
               Kingdom)                                              26,135,989

Electric Utilities (0.9%)
-------------------------------------------------------------------------------
       779,915 Iberdrola SA (Spain)                                  20,398,873

Electronics (4.7%)
-------------------------------------------------------------------------------
        28,600 Freescale Semiconductor, Inc. Class
               A (NON)                                                  535,392
     1,365,300 Freescale Semiconductor, Inc. Class
               B (NON)                                               25,749,558
     1,333,200 Intel Corp.                                           31,356,864
       138,300 Omron Corp. (Japan)                                    3,025,725
        70,632 Samsung Electronics Co., Ltd. (South
               Korea)                                                32,021,729
       860,300 SanDisk Corp. (NON) (S)                               20,389,110
                                                                 --------------
                                                                    113,078,378

Energy (2.0%)
-------------------------------------------------------------------------------
       252,400 Cooper Cameron Corp. (NON)                            13,866,856
       506,000 Pride International, Inc. (NON)                       11,283,800
     1,199,000 Showa Shell Sekiyu KK (Japan)                         12,092,869
     1,056,000 TonenGeneral Sekiyu KK (Japan)                        11,284,805
                                                                 --------------
                                                                     48,528,330

Financial (3.9%)
-------------------------------------------------------------------------------
       360,440 Citigroup, Inc. (SEG)                                 16,926,262
       669,800 Fannie Mae                                            36,135,710
       439,900 Freddie Mac                                           27,062,648
       290,000 Radian Group, Inc. (S)                                12,884,700
                                                                 --------------
                                                                     93,009,320

Food (0.6%)
-------------------------------------------------------------------------------
       156,671 Groupe Danone (France)                                14,727,553

Health Care Services (3.0%)
-------------------------------------------------------------------------------
       378,200 Cardinal Health, Inc. (S)                             21,016,574
       210,100 CIGNA Corp.                                           19,324,998
       132,900 Express Scripts, Inc. (NON)                           11,913,156
       365,325 HCA, Inc. (S)                                         20,399,748
                                                                 --------------
                                                                     72,654,476

Homebuilding (0.9%)
-------------------------------------------------------------------------------
        29,087 NVR, Inc. (NON) (S)                                   20,894,646

Insurance (4.9%)
-------------------------------------------------------------------------------
       465,200 ACE, Ltd. (Bermuda)                                   19,984,992
       492,200 American International Group, Inc.                    25,028,370
       210,100 Everest Re Group, Ltd. (Barbados)                     17,270,220
       893,699 ING Groep NV (Netherlands)                            24,579,096
       147,637 XL Capital, Ltd. Class A (Bermuda)                    10,378,881
       118,657 Zurich Financial Services AG
               (Switzerland)                                         20,130,643
                                                                 --------------
                                                                    117,372,202

Investment Banking/Brokerage (1.6%)
-------------------------------------------------------------------------------
       140,600 Bear Stearns Cos., Inc. (The)                         13,309,196
       275,100 Lehman Brothers Holdings, Inc.                        25,232,172
                                                                 --------------
                                                                     38,541,368

Manufacturing (1.5%)
-------------------------------------------------------------------------------
       598,580 SKF AB Class B (Sweden)                               25,301,724
       552,800 ThyssenKrupp AG (Germany)                             10,253,922
                                                                 --------------
                                                                     35,555,646

Medical Technology (1.5%)
-------------------------------------------------------------------------------
       401,600 Medtronic, Inc.                                       21,164,320
        70,130 Nobel Biocare Holding AG
               (Switzerland)                                         15,066,730
                                                                 --------------
                                                                     36,231,050

Metals (0.9%)
-------------------------------------------------------------------------------
       462,772 Arcelor (Luxembourg)                                   9,395,962
       438,800 JFE Holdings, Inc. (Japan)                            12,172,622
                                                                 --------------
                                                                     21,568,584

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------
     5,390,000 Tokyo Gas Co., Ltd. (Japan)                           21,631,935

Office Equipment & Supplies (1.3%)
-------------------------------------------------------------------------------
       590,100 Canon, Inc. (Japan)                                   30,826,959

Oil & Gas (8.6%)
-------------------------------------------------------------------------------
       365,700 Amerada Hess Corp.                                    34,247,805
       447,260 Canadian Natural Resources, Ltd.
               (Canada)                                              22,243,583
     1,203,356 ExxonMobil Corp.                                      68,627,393
       545,800 Marathon Oil Corp.                                    25,417,906
       624,792 Petroleo Brasileiro SA ADR (Brazil)
               (S)                                                   26,197,529
       433,000 Valero Energy Corp. (S)                               29,673,490
                                                                 --------------
                                                                    206,407,706

Pharmaceuticals (9.0%)
-------------------------------------------------------------------------------
       493,300 Astellas Pharma, Inc. (Japan)                         17,869,781
     1,510,943 GlaxoSmithKline PLC (United Kingdom)                  38,080,925
     1,188,000 Johnson & Johnson                                     81,532,440
       325,485 Roche Holding AG (Switzerland)                        39,550,750
       649,600 Sankyo Co., Ltd. (Japan)                              13,530,753
       488,200 Takeda Pharmaceutical Co., Ltd.
               (Japan)                                               23,781,716
                                                                 --------------
                                                                    214,346,365

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------
     1,110,000 Xerox Corp. (NON) (S)                                 14,707,500

Real Estate (0.3%)
-------------------------------------------------------------------------------
       643,700 Friedman, Billings, Ramsey Group,
               Inc. Class A (R) (S)                                   7,782,333

Restaurants (1.4%)
-------------------------------------------------------------------------------
       395,600 Darden Restaurants, Inc.                              11,868,000
       698,700 McDonald's Corp.                                      20,478,897
                                                                 --------------
                                                                     32,346,897

Retail (3.9%)
-------------------------------------------------------------------------------
       176,200 Abercrombie & Fitch Co. Class A                        9,505,990
       153,590 AutoZone, Inc. (NON) (S)                              12,747,970
     5,492,111 Dixons Group PLC (United Kingdom)                     14,976,781
       465,000 Hennes & Mauritz AB Class B (Sweden)                  16,089,976
       352,655 Lowe's Cos., Inc.                                     18,376,852
       643,000 Michaels Stores, Inc.                                 21,347,600
                                                                 --------------
                                                                     93,045,169

Schools (0.5%)
-------------------------------------------------------------------------------
       182,300 Apollo Group, Inc. Class A (NON) (S)                  13,147,476

Shipping (0.2%)
-------------------------------------------------------------------------------
     1,184,700 Orient Overseas International, Ltd.
               (Hong Kong)                                            5,714,158

Software (3.4%)
-------------------------------------------------------------------------------
       112,500 Adobe Systems, Inc. (S)                                6,690,375
     2,096,100 Microsoft Corp.                                       53,031,330
     1,799,900 Oracle Corp. (NON)                                    20,806,844
                                                                 --------------
                                                                     80,528,549

Technology Services (1.6%)
-------------------------------------------------------------------------------
       427,800 Automatic Data Processing, Inc.                       18,583,632
       465,800 Fiserv, Inc. (NON)                                    19,703,340
                                                                 --------------
                                                                     38,286,972

Telecommunications (3.8%)
-------------------------------------------------------------------------------
       617,036 France Telecom SA (France)                            18,118,030
       281,530 TDC A/S (Denmark)                                     12,065,305
    22,957,695 Vodafone Group PLC (United Kingdom)                   60,001,924
                                                                 --------------
                                                                     90,185,259

Telephone (2.5%)
-------------------------------------------------------------------------------
    10,306,200 China Netcom Group Corp. Hong Kong,
               Ltd. (Hong Kong)                                      13,881,739
       943,893 Koninklijke (Royal) KPN NV
               (Netherlands)                                          7,902,383
       933,879 Koninklijke (Royal) KPN NV 144A
               (Netherlands)                                          7,818,544
       204,100 NTL, Inc. (NON) (S)                                   13,058,318
     1,090,800 Tele Norte Leste Participacoes SA
               ADR (Brazil)                                          16,143,840
                                                                 --------------
                                                                     58,804,824

Tobacco (2.9%)
-------------------------------------------------------------------------------
       775,003 Altria Group, Inc.                                    50,367,445
         1,456 Japan Tobacco, Inc. (Japan)                           18,737,846
                                                                 --------------
                                                                     69,105,291

Transportation (0.4%)
-------------------------------------------------------------------------------
       147,422 Societes Des Autoroutes
               Paris-Rhin-Rhone (France)                              8,112,809
        13,370 Societes Des Autoroutes
               Paris-Rhin-Rhone 144A (France)                           735,767
                                                                 --------------
                                                                      8,848,576

Transportation Services (0.9%)
-------------------------------------------------------------------------------
       783,111 TNT NV (Netherlands)                                  21,364,815

Water Utilities (0.7%)
-------------------------------------------------------------------------------
       423,708 Veolia Environnement (France)                         16,023,865
                                                                 --------------
               Total Common stocks
               (cost $2,214,737,166)                             $2,317,143,393

Short-term investments (7.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $63,829,189 Putnam Prime Money Market Fund (e)                   $63,829,189
   124,642,549 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.80% to 3.15% and due dates ranging
               from May 2, 2005 to June 24, 2005 (d)                124,598,627
                                                                 --------------
               Total Short-term investments
               (cost $188,427,816)                                 $188,427,816
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,403,164,982)                             $2,505,571,209
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,387,646,722.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2005.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at April 30, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts, or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.


      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2005: (as a percentage of Portfolio Value)

          Belgium                   1.7%
          Bermuda                   2.0
          Brazil                    1.8
          Canada                    0.9
          Denmark                   0.5
          France                    5.5
          Germany                   2.0
          Hong Kong                 0.8
          Ireland                   1.8
          Italy                     0.7
          Japan                     7.6
          Netherlands               2.6
          South Korea               1.9
          Spain                     1.5
          Sweden                    1.7
          Switzerland               3.1
          United Kingdom            7.8
          United States            55.7
          Other                     0.4
                                  -----
          Total                   100.0%


Forward currency contracts to buy at April 30, 2005 (Unaudited)
(aggregate face value $505,256,207)

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                  $151,497,816      $149,449,926           7/20/05        $2,047,890
British Pound                       173,037,275       172,470,848           6/15/05           566,427
Canadian Dollar                      41,453,783        42,242,202           7/20/05          (788,419)
Euro                                 26,852,464        27,084,934           6/15/05          (232,470)
Japanese Yen                         65,929,444        66,403,938           5/18/05          (474,494)
Norwegian Krone                      19,736,337        19,896,487           6/15/05          (160,150)
Swiss Franc                          27,742,007        27,707,872           6/15/05            34,135
------------------------------------------------------------------------------------------------------
                                                                                             $992,919
------------------------------------------------------------------------------------------------------




Forward currency contracts to sell at April 30, 2005 (Unaudited)
(aggregate face value $304,048,862)

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $24,227,232       $23,706,034           7/20/05         $(521,198)
British Pound                        12,542,948        12,409,966           6/15/05          (132,982)
Danish Krone                             28,595            29,108           6/15/05               513
Euro                                206,032,465       208,761,860           6/15/05         2,729,395
Japanese Yen                         19,616,008        19,855,534           5/18/05           239,526
Mexican Peso                         10,616,892        10,307,578           7/20/05          (309,314)
Norwegian Krone                      12,512,154        12,606,008           6/15/05            93,854
Swedish Krona                        13,161,220        13,468,616           6/15/05           307,396
Swiss Franc                           2,904,198         2,904,158           6/15/05               (40)
------------------------------------------------------------------------------------------------------
                                                                                           $2,407,150
------------------------------------------------------------------------------------------------------




Futures contracts outstanding at April 30, 2005 (Unaudited)

                                      Number of                          Expiration        Unrealized
                                      contracts             Value              date      depreciation
------------------------------------------------------------------------------------------------------
Dow Jones Euro
STOXX 50 Index (Long)                       166        $6,231,056            Jun-05         $(199,806)
New Financial Times Stock
Exchange 100 Index (Long)                    65         5,953,304            Jun-05          (213,096)
S&P 500 Index (Long)                         99        28,672,875            Jun-05          (319,270)
Tokyo Price Index (Long)                     44         4,710,391            Jun-05          (290,641)
------------------------------------------------------------------------------------------------------
                                                                                          $(1,022,813)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $120,753,279 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,339,335,793)          $2,441,742,020
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $63,829,189) (Note 5)          63,829,189
-------------------------------------------------------------------------------
Foreign currency (cost $1,431,883) (Note 1)                         1,436,133
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           8,227,717
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                429,374
-------------------------------------------------------------------------------
Receivable for securities sold                                     27,750,349
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              216,728
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             6,356,139
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           2,247,913
-------------------------------------------------------------------------------
Total assets                                                    2,552,235,562

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                    1,206,829
-------------------------------------------------------------------------------
Payable for securities purchased                                   20,068,004
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,250,182
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 4,080,110
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            616,651
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                430,382
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,734
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                785,219
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,956,070
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              4,839,976
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                124,598,627
-------------------------------------------------------------------------------
Other accrued expenses                                                754,056
-------------------------------------------------------------------------------
Total liabilities                                                 164,588,840
-------------------------------------------------------------------------------
Net assets                                                     $2,387,646,722

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $4,427,932,267
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,899,963
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (2,149,013,042)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 104,827,534
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,387,646,722

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,892,872,289 divided by 233,042,371 shares)                          $8.12
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $8.12)*                  $8.57
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($399,009,097 divided by 53,823,373 shares)**                           $7.41
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($31,916,933 divided by 4,084,797 shares)**                             $7.81
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($33,280,844 divided by 4,239,704 shares)                               $7.85
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.85)*                  $8.11
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($148,490 divided by 18,347 shares)                       $8.09
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($30,419,069 divided by 3,636,704 shares)                 $8.36
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,556,723)                      $30,968,348
-------------------------------------------------------------------------------
Interest (including interest income of $798,048 from
investments in affiliated issuers) (Note 5)                           847,353
-------------------------------------------------------------------------------
Securities lending                                                     82,640
-------------------------------------------------------------------------------
Other income (Note 6)                                               1,820,560
-------------------------------------------------------------------------------
Total investment income                                            33,718,901

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,422,533
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,407,014
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               660,837
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             45,079
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       50,090
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,456,438
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,252,889
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 171,370
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 131,449
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     266
-------------------------------------------------------------------------------
Other                                                                 378,154
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    19,768
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (19,768)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (55,539)
-------------------------------------------------------------------------------
Total expenses                                                     17,920,580
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,392,494)
-------------------------------------------------------------------------------
Net expenses                                                       16,528,086
-------------------------------------------------------------------------------
Net investment income                                              17,190,815
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$10,338) (Notes 1 and 3)                                          125,498,138
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,864,604
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        11,617,912
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                               (5,456,729)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                       (15,828,313)
-------------------------------------------------------------------------------
Net gain on investments                                           118,695,612
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $135,886,427
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $17,190,815       $8,116,640
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            139,980,654      380,081,426
-------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign
currencies                                       (21,285,042)    (132,479,710)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       135,886,427      255,718,356
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (4,829,401)     (47,460,440)
-------------------------------------------------------------------------------
Class B                                                   --       (8,399,503)
-------------------------------------------------------------------------------
Class C                                                   --         (554,331)
-------------------------------------------------------------------------------
Class M                                                   --         (678,609)
-------------------------------------------------------------------------------
Class R                                                 (262)             (24)
-------------------------------------------------------------------------------
Class Y                                             (152,077)        (905,386)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              16,426           51,777
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (226,131,366)    (884,714,746)
-------------------------------------------------------------------------------
Total decrease in net assets                     (95,210,253)    (686,942,906)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,482,856,975    3,169,799,881
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $3,899,963 and
distributions in excess of net investment
income of $8,309,112, respectively)           $2,387,646,722   $2,482,856,975
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months                                        Eight
                                           ended                                           months
                                          April 30               Year ended                ended                Year ended
Per-share                               (Unaudited)                Oct. 31                Oct. 31                 Feb. 28
operating performance                       2005            2004            2003           2002+            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.73           $7.20           $5.94           $7.01           $8.62          $13.17
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .06 (d,e,f)     .03 (d)         .06             .02             .03             .11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .35             .66            1.22           (1.05)          (1.62)          (2.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .41             .69            1.28           (1.03)          (1.59)          (2.84)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.02)           (.16)           (.02)           (.04)           (.01)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --              --           (1.62)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.01)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.02)           (.16)           (.02)           (.04)           (.02)          (1.71)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (g)          -- (g)          -- (g)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $8.12           $7.73           $7.20           $5.94           $7.01           $8.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)      5.30*           9.67           21.56          (14.72)*        (18.44)         (22.20)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,892,872      $1,919,183      $2,453,151      $2,415,850        $579,544        $620,053
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .63*(d)        1.25 (d)        1.25             .90*           1.25            1.17
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .75*(d,e,f)     .46 (d)         .92             .29*            .37             .93
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     49.43*          76.70           81.86           91.14*(h)      102.99          199.32
---------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% and 0.03% of average net assets for class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class A shares (Note 6).

(f) Reflects a special dividend which amounted to $0.02 per share and 0.26% of average net assets.

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS A (Continued)
--------------------------------------------------------------------------

                                                             Year ended
Per-share                                                      Feb. 29
operating performance                                            2000
--------------------------------------------------------------------------
Net asset value,
beginning of period                                             $9.28
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (loss) (a)                                 (.01)
--------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                       5.70
--------------------------------------------------------------------------
Total from investment operations                                 5.69
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net investment income                                       (.18)
--------------------------------------------------------------------------
From net realized gain on investments                           (1.62)
--------------------------------------------------------------------------
From return of capital                                             --
--------------------------------------------------------------------------
Total distributions                                             (1.80)
--------------------------------------------------------------------------
Redemption fees                                                    --
--------------------------------------------------------------------------
Net asset value, end of period                                 $13.17
--------------------------------------------------------------------------
Total return at net asset value (%)(b)                          63.14
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                               $623,649
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                        1.20
--------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                        (.14)
--------------------------------------------------------------------------
Portfolio turnover (%)                                         209.44
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months                                        Eight
                                           ended                                           months
                                          April 30               Year ended                ended                Year ended
Per-share                               (Unaudited)                Oct. 31                Oct. 31                 Feb. 28
operating performance                       2005            2004            2003           2002+            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.06           $6.60           $5.46           $6.44           $7.95          $12.22
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)              .03 (d,e,f)    (.02)(d)         .01            (.01)           (.02)            .05
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .32             .59            1.13            (.97)          (1.49)          (2.75)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .35             .57            1.14            (.98)          (1.51)          (2.70)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net  investment income                   --            (.11)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --              --           (1.54)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --            (.11)             --              --              --           (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (g)          -- (g)          -- (g)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.41           $7.06           $6.60           $5.46           $6.44           $7.95
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)      4.96*           8.67           20.88          (15.20)*        (19.01)         (22.76)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $399,009        $464,644        $579,873        $574,021        $286,836        $469,505
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.00*(d)        2.00 (d)        2.00            1.40*           1.98            1.87
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .38*(d,e,f)    (.29)(d)         .17            (.12)*          (.32)            .41
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     49.43*          76.70           81.86           91.14*(h)      102.99          199.32
---------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% and 0.03% of average net assets for class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class B shares (Note 6).

(f) Reflects a special dividend which amounted to $0.02 per share and 0.28% of average net assets.

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS B (Continued)
--------------------------------------------------------------------------

                                                             Year ended
Per-share                                                      Feb. 29
operating performance                                            2000
--------------------------------------------------------------------------
Net asset value,
beginning of period                                             $8.65
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (loss)(a)                                  (.08)
--------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                       5.30
--------------------------------------------------------------------------
Total from investment operations                                 5.22
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net investment income                                       (.12)
--------------------------------------------------------------------------
From net realized gain on investments                           (1.53)
--------------------------------------------------------------------------
From return of capital                                             --
--------------------------------------------------------------------------
Total distributions                                             (1.65)
--------------------------------------------------------------------------
Redemption fees                                                    --
--------------------------------------------------------------------------
Net asset value, end of period                                 $12.22
--------------------------------------------------------------------------
Total return at net asset value (%)(b)                          62.03
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                               $709,891
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                        1.88
--------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                        (.81)
--------------------------------------------------------------------------
Portfolio turnover (%)                                         209.44
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
                                         Six months                                        Eight
                                           ended                                           months
                                          April 30               Year ended                ended               Year ended
Per-share                               (Unaudited)                Oct. 31                Oct. 31                Feb. 28
operating performance                       2005            2004            2003           2002+           2002            2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.44           $6.94           $5.75           $6.77          $8.37          $12.81
--------------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)              .03 (d,e,f)    (.02)(d)         .01            (.01)          (.03)            .01
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .34             .62            1.18           (1.01)         (1.57)          (2.84)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .37             .60            1.19           (1.02)         (1.60)          (2.83)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                    --            (.10)             --              --             --              -- (g)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --             --           (1.59)
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --             --            (.02)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --            (.10)             --              --             --           (1.61)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (g)          -- (g)          -- (g)          --             --              --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.81           $7.44           $6.94           $5.75          $6.77           $8.37
--------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)      4.97*           8.68           20.70          (15.08)*       (19.06)         (22.68)
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $31,917         $34,105         $46,663         $49,207        $29,088         $40,530
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.00*(d)        2.00 (d)        2.00            1.40*          1.98            1.87
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .38*(d,e,f)    (.29)(d)         .16            (.09)*         (.33)            .15
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     49.43*          76.70           81.86           91.14*(h)     102.99          199.32
--------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% and 0.03% of average net assets for class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class C shares (Note 6).

(f) Reflects a special dividend which amounted to $0.02 per share and 0.27% of average net assets.

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS C (Continued)
--------------------------------------------------------------------------

                                                             Year ended
Per-share                                                      Feb. 29
operating performance                                            2000
--------------------------------------------------------------------------
Net asset value,
beginning of period                                             $9.09
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (loss)(a)                                  (.09)
--------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                       5.56
--------------------------------------------------------------------------
Total from investment operations                                 5.47
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net investment income                                       (.16)
--------------------------------------------------------------------------
From net realized gain on investments                           (1.59)
--------------------------------------------------------------------------
From return of capital                                             --
--------------------------------------------------------------------------
Total distributions                                             (1.75)
--------------------------------------------------------------------------
Redemption fees                                                    --
--------------------------------------------------------------------------
Net asset value, end of period                                 $12.81
--------------------------------------------------------------------------
Total return at net asset value (%)(b)                          61.94
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $25,539
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                        1.88
--------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                       (1.04)
--------------------------------------------------------------------------
Portfolio turnover (%)                                         209.44
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------------------
                                         Six months                                        Eight
                                           ended                                           months
                                          April 30               Year ended                ended               Year ended
Per-share                               (Unaudited)                Oct. 31                Oct. 31                Feb. 28
operating performance                       2005            2004            2003           2002+           2002            2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.47           $6.97           $5.75           $6.78           $8.35         $12.79
--------------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .04 (d,e,f)      -- (d)(g)      .03              -- (g)        (.01)           .06
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .34             .62            1.19           (1.02)          (1.56)         (2.87)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .38             .62            1.22           (1.02)          (1.57)         (2.81)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                    --            (.12)             --            (.01)             --             -- (g)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --              --          (1.60)
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              --           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --            (.12)             --            (.01)             --          (1.63)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (g)          -- (g)          -- (g)          --              --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,end of period              $7.85           $7.47           $6.97           $5.75           $6.78          $8.35
--------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)      5.09*           8.98           21.22          (15.04)*        (18.80)        (22.61)
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $33,281         $34,708         $44,070         $46,210         $32,641        $47,393
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .88*(d)        1.75 (d)        1.75            1.24*           1.73           1.62
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .50*(d,e,f)    (.04)(d)         .41             .10*           (.08)           .56
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     49.43*          76.70           81.86           91.14*(h)      102.99         199.32
--------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% and 0.03% of average net assets for class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class M shares (Note 6).

(f) Reflects a special dividend which amounted to $0.02 per share and 0.27% of average net assets.

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS M (Continued)
--------------------------------------------------------------------------

                                                             Year ended
Per-share                                                      Feb. 29
operating performance                                            2000
--------------------------------------------------------------------------
Net asset value,
beginning of period                                             $9.04
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (loss) (a)                                 (.06)
--------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                       5.55
--------------------------------------------------------------------------
Total from investment operations                                 5.49
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net investment income                                       (.14)
--------------------------------------------------------------------------
From net realized gain on investments                           (1.60)
--------------------------------------------------------------------------
From return of capital                                             --
--------------------------------------------------------------------------
Total distributions                                             (1.74)
--------------------------------------------------------------------------
Redemption fees                                                    --
--------------------------------------------------------------------------
Net asset value, end of period                                 $12.79
--------------------------------------------------------------------------
Total return at net asset value (%)(b)                          62.48
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $58,625
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                        1.63
--------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                        (.56)
--------------------------------------------------------------------------
Portfolio turnover (%)                                         209.44
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------
                                                                                          For the
                                                        Six months                        period
                                                           ended           Year          Jan. 21,
                                                          April 30         ended         2003++ to
Per-share                                               (Unaudited)       Oct. 31         Oct. 31
operating performance                                       2005            2004            2003
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.71           $7.19           $6.03
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment income (a)                                    .05 (d,e,f)     .01 (d)         .03
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                          .36             .65            1.13
----------------------------------------------------------------------------------------------------
Total from investment operations                             .41             .66            1.16
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net investment income                                  (.03)           (.14)             --
----------------------------------------------------------------------------------------------------
Total distributions                                         (.03)           (.14)             --
----------------------------------------------------------------------------------------------------
Redemption fees                                               -- (g)          -- (g)          -- (g)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                             $8.09           $7.71           $7.19
----------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)                      5.29*           9.35           19.24*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                              $148             $57              $1
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .76*(d)        1.50 (d)        1.17*
----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .63*(d,e,f)     .18 (d)         .52*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     49.43*          76.70           81.86
----------------------------------------------------------------------------------------------------


 ++ Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% and 0.03% of average net assets for class R shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class R shares (Note 6).

(f) Reflects a special dividend which amounted to $0.01 per share and 0.16% of average net assets.

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------
                                                                                                  For the
                                                 Six months                                        period
                                                   ended                                          Sept. 23,
                                                  April 30              Year ended                2002 to
Per-share                                       (Unaudited)               Oct. 31                 Oct. 31
operating performance                               2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $7.97           $7.42           $6.12           $5.89
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)                            .07 (d,e,f)     .05 (d)         .06              -- (g)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  .36             .68            1.27             .23
------------------------------------------------------------------------------------------------------------
Total from investment operations                     .43             .73            1.33             .23
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net investment income                          (.04)           (.18)           (.03)             --
------------------------------------------------------------------------------------------------------------
Total distributions                                 (.04)           (.18)           (.03)             --
------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (g)          -- (g)          -- (g)          --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.36           $7.97           $7.42           $6.12
------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)              5.40*           9.93           21.90            3.90*
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $30,419         $30,161         $46,042        $144,718
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .51*(d)        1.00 (d)        1.00             .12*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .88*(d,e,f)     .70 (d)        1.18             .03*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             49.43*          76.70           81.86           91.14*(h)
------------------------------------------------------------------------------------------------------------


  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. The former Putnam Global Equity Fund did not have any class Y shares outstanding. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% and 0.03% of average net assets for class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class Y shares (Note 6).

(f) Reflects a special dividend which amounted to $0.02 per share and 0.26% of average net assets.

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005 (Unaudited)


Note 1
Significant accounting policies

Putnam Global Equity Fund ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks issued by large and midsize companies worldwide that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in
Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2005, fair value pricing was used for certain foreign securities in the portfolio. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2005, the value of securities loaned amounted to $120,753,279. The fund received cash collateral of $124,598,627 which is pooled with collateral of other Putnam funds into 17 issuers of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $2,283,934,676 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
------------------------------------
  $125,979,214   October 31, 2008
 1,457,324,781   October 31, 2009
   660,170,634   October 31, 2010
    33,680,890   October 31, 2011
     6,779,157   October 31, 2012

The aggregate identified cost on a tax basis is $2,407,992,581, resulting in gross unrealized appreciation and depreciation of $204,164,948 and $106,586,320, respectively, or net unrealized appreciation of $97,578,628.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next
$5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next
$5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) exceeded an annual rate of 0.99% of the fund's average net assets.

For the period ended April 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $19,768 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $3,994,698 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2005, the fund's expenses were reduced by $1,392,494 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,843, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.


The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $32,767 and $2,097 from the sale of class A and class M shares, respectively, and received $311,306 and $1,402 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received $1,359 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,211,078,812 and $1,406,564,014, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,972,122      $107,277,727
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       555,919         4,608,567
----------------------------------------------------------------
                                    13,528,041       111,886,294

Shares repurchased                 (28,905,530)     (238,975,318)
----------------------------------------------------------------
Net decrease                       (15,377,489)    $(127,089,024)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,681,602      $132,801,462
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,249,355        45,370,299
----------------------------------------------------------------
                                    23,930,957       178,171,761

Shares repurchased                (116,037,417)     (866,617,661)
----------------------------------------------------------------
Net decrease                       (92,106,460)    $(688,445,900)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,865,336       $14,104,779
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,865,336        14,104,779

Shares repurchased                 (13,850,749)     (104,716,380)
----------------------------------------------------------------
Net decrease                       (11,985,413)     $(90,611,601)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,309,132       $29,667,264
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,181,520         7,892,557
----------------------------------------------------------------
                                     5,490,652        37,559,821

Shares repurchased                 (27,578,393)     (188,107,865)
----------------------------------------------------------------
Net decrease                       (22,087,741)    $(150,548,044)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            130,697        $1,042,931
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       130,697         1,042,931

Shares repurchased                    (628,995)       (5,021,463)
----------------------------------------------------------------
Net decrease                          (498,298)      $(3,978,532)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            407,923        $2,964,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        72,122           507,765
----------------------------------------------------------------
                                       480,045         3,472,612

Shares repurchased                  (2,620,758)      (18,819,370)
----------------------------------------------------------------
Net decrease                        (2,140,713)     $(15,346,758)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            220,141        $1,768,179
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       220,141         1,768,179

Shares repurchased                    (628,911)       (5,035,548)
----------------------------------------------------------------
Net decrease                          (408,770)      $(3,267,369)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            480,588        $3,488,519
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        91,820           647,328
----------------------------------------------------------------
                                       572,408         4,135,847

Shares repurchased                  (2,250,144)      (16,248,462)
----------------------------------------------------------------
Net decrease                        (1,677,736)     $(12,112,615)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             11,183           $92,166
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            32               262
----------------------------------------------------------------
                                        11,215            92,428

Shares repurchased                        (209)           (1,719)
----------------------------------------------------------------
Net increase                            11,006           $90,709
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              7,343           $54,938
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                24
----------------------------------------------------------------
                                         7,346            54,962

Shares repurchased                        (171)           (1,275)
----------------------------------------------------------------
Net increase                             7,175           $53,687
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            227,755        $1,948,857
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        17,828           152,077
----------------------------------------------------------------
                                       245,583         2,100,934

Shares repurchased                    (395,432)       (3,376,483)
----------------------------------------------------------------
Net decrease                          (149,849)      $(1,275,549)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            422,925        $3,316,002
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       121,203           905,386
----------------------------------------------------------------
                                       544,128         4,221,388

Shares repurchased                  (2,960,350)      (22,536,504)
----------------------------------------------------------------
Net decrease                        (2,416,222)     $(18,315,116)
----------------------------------------------------------------


Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2005, management fees paid were reduced by $55,539 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $798,048 for the period ended April 30, 2005. During the period ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $362,405,148 and $377,105,384, respectively.


Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting, consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:


                                 Votes               Votes
                                 For                 Withheld
------------------------------------------------------------------------------
Jameson A. Baxter                226,039,751         9,160,412
Charles B. Curtis                226,027,411         9,172,752
Myra R. Drucker                  226,010,390         9,189,773
Charles E. Haldeman, Jr.         226,128,942         9,071,221
John A. Hill                     226,044,393         9,155,770
Ronald J. Jackson                226,105,211         9,094,952
Paul L. Joskow                   226,252,380         8,947,783
Elizabeth T. Kennan              225,979,020         9,221,143
John H. Mullin, III              226,015,950         9,184,213
Robert E. Patterson              226,042,294         9,157,869
George Putnam, III               225,816,090         9,384,073
A.J.C. Smith*                    225,820,158         9,380,005
W. Thomas Stephens               226,039,483         9,160,680
Richard B. Worley                226,245,655         8,954,508

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:


                                 Votes               Votes
                                 For                 Against       Abstentions
------------------------------------------------------------------------------
                                 164,804,250         7,847,117     62,548,796

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:


                                 Votes               Votes
                                 For                 Against       Abstentions
------------------------------------------------------------------------------
                                 158,776,740         14,725,053    62,817,183

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:


                                 Votes               Votes
                                 For                 Against       Abstentions
------------------------------------------------------------------------------
                                 160,334,185         13,532,268    62,452,523

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:


                                 Votes               Votes
                                 For                 Against       Abstentions
------------------------------------------------------------------------------
                                 162,871,428         9,977,030     63,470,518

All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended April 30, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) UBS Warburg, Goldman Sachs, Merrill Lynch, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 50% of the total brokerage commissions paid for the year ended April 30, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp. (HSBCS), Inc., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government Income Fund++
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund[SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida,
Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and
Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


SA006-225014  6/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


[PUTNAM INVESTMENTS LOGO OMITTED]

Putnam Global Equity Fund
------------------------------------------------------------------------------
Supplement to Semiannual Report dated 4/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
------------------------------------------------------------------------------
Total return for periods ended 4/30/05

                                                       NAV

6 months                                               5.40%
1 year                                                 9.38
5 years                                              -18.48
Annual average                                        -4.00
10 years                                             162.53
Annual average                                        10.13
Life of fund (since class A inception, 7/1/94)
Annual average                                        10.20

Share value:                                            NAV

10/31/04                                              $7.97
4/30/05                                               $8.36


Distributions:           No.    Income    Capital gains       Total
                          1     $0.041    --                  $0.041
------------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (9/23/02) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 4/30/05

                                                     Class Y
Expenses paid per $1,000*                            $5.25
Ending value (after expenses)                        $1,054.00
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05

                                                     Class Y
Expenses paid per $1,000*                            $5.16
Ending value (after expenses)                        $1,019.69
------------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                 1.03%
Average annualized expense ratio for Lipper peer
group +                                              1.32%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
------------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 29, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 29, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 29, 2005